                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                          DATE OF REPORT: June 19, 2003

                             BIO-LOGIC SYSTEMS CORP.
                             -----------------------
               (Exact name of registrant as specified in charter)

         Delaware                           0-12240                             36-3025678
         --------                           -------                             ----------
(State or other jurisdiction        (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)

One Bio-logic Plaza, Mundelein, IL                      60060
------------------------------------                    -----
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (847) 949-5200

Item 9. Regulation FD Disclosure--This information is being provided under
        Item 12, Results of Operations and Financial Condition.

        The registrant hereby incorporates by reference the press release dated June 19, 2003 attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            99.1 Press Release - Bio-logic Reports $0.06 Per Share Earnings for First Quarter

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIO-LOGIC SYSTEMS CORP.

                                           By:    /s/ Michael J. Hanley
                                                  ---------------------
                                           Name:  Michael J. Hanley
                                           Title: Acting Chief Financial Officer

Dated: June 19, 2003

                                       3